VALIC Company I

Prospectus, October 1, 2016

SAVING : INVESTING : PLANNING

VALIC Company I (“VC I”) is a mutual fund complex made up of 34 separate funds (each, a “Fund”, and collectively, the “Funds”). Each of the Funds has its own investment objective. Six of the Funds are explained in more detail in this prospectus.

Ticker Symbol:
Global Social Awareness Fund	VCSOX
International Equities Index Fund	VCIEX
Mid Cap Index Fund	VMIDX
Nasdaq-100® Index Fund	VCNIX
Small Cap Index Fund	VCSLX
Stock Index Fund	VSTIX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

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FUND SUMMARY: GLOBAL SOCIAL AWARENESS FUND

Investment Objective

The Fund seeks to obtain growth of capital through investment, primarily in equity securities of companies which meet the social criteria established for the Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.63%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests in domestic and foreign companies that meet the Fund’s social criteria of avoiding companies that are significantly engaged in the areas listed below. The Fund will generally invest in the equity securities of large- and mid- cap companies domiciled in the U.S., Europe, Japan and other developed markets. The Fund does not invest in companies that are significantly engaged in:

•	the manufacture or distribution of civilian firearms, military weapons or weapons delivery systems;
•	the manufacture or distribution of alcoholic beverages or tobacco products;
•	the operation of gambling-related businesses; and
•	the production of nuclear energy

The Fund also does not invest in companies that:

•	have a history of poor labor-management relations;
•	engage in businesses or have products that have a severely negative impact on the environment;
•	have significant business operations in countries whose governments pose human rights concerns; operate businesses that have a significantly adverse impact on the communities in which they are located;
•	engage in businesses or have products that have a severely negative impact on their customers, which may include companies that have products that pose safety or health concerns, engage in practices that are anti-competitive or have marketing that is inappropriate or misleading; and
•	have a history of poor business ethics, which may include companies that have incidents of bribery or fraud, or poor governance structures.

Under normal circumstances, the Fund will invest at least 80% of net assets in the equity securities of companies that meet the Fund’s social criteria located in at least three different countries, with at least 40% of net assets in foreign securities, or if conditions are unfavorable, at least 30% of net assets in foreign securities. The sub-adviser may change the allocation between U.S. and foreign securities provided that the Fund’s investments in foreign securities do not exceed 75% of net assets.

In addition, the Fund may invest up to 20% of net assets in other securities of companies that meet the Fund’s social criteria, including preferred stock, convertible securities, and high quality money market securities and warrants. Social criteria may cause active or frequent trading of portfolio securities.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

FUND SUMMARY: GLOBAL SOCIAL AWARENESS FUND

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Trading Risk: High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Social Criteria Risk: Social criteria screening limits the availability of investment opportunities for the Fund. If the Fund changes its social criteria or a company stops meeting the Fund’s social criteria, the Fund will sell the affected investments even if this means the Fund loses money.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Large- and Mid-Cap Company Risk: Investing primarily in large-cap and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Geographic Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Convertible Securities Risk: Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Fund.

Preferred Stock Risk: Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stockholders typically do not have voting rights.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations

FUND SUMMARY: GLOBAL SOCIAL AWARENESS FUND

(“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Warrant Risk: A warrant entitles the holder to purchase a specified amount of securities at a pre-determined price. Warrants may not track the value of the securities the holder is entitled to purchase and may expire worthless if the market price of the securities is below the exercise price of the warrant.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI World Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

SunAmerica Asset Management, LLC (“SAAMCo”) assumed sub-advisory responsibilities on June 16, 2014. Prior to this time, the Fund was sub-advised by PineBridge Investments LLC.

During the periods shown in the bar chart, the highest return for a quarter was 21.35% (quarter ending June 30, 2009) and the lowest return for a quarter was -23.46% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was 1.62%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-0.33%	8.83%	5.02%
MSCI World Index (net)	-0.87%	7.59%	4.98%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SAAMCo.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Timothy Campion	2014	Senior Vice President and Lead Portfolio Manager
Kara Murphy	2014	Senior Vice President, Chief Investment Officer and Co-Portfolio Manager
Jane Bayar	2015	Co-Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 16.

FUND SUMMARY: INTERNATIONAL EQUITIES INDEX FUND

Investment Objective

The Fund seeks long-term capital growth through investments in equity securities that, as a group, are expected to provide investment results closely corresponding to the performance of the MSCI EAFE Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Other Expenses	0.14%
Total Annual Fund Operating Expenses(1)	0.44%

(1)	The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the Fund’s annual report, which reflects the net operating expenses of the Fund (0.43%) and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$45	$141	$246	$555

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is managed to seek to track the performance of the Index, which measures the stock performance of large- and mid-cap companies in developed countries outside the U.S. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset

FUND SUMMARY: INTERNATIONAL EQUITIES INDEX FUND

classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Index Risk: In attempting to track the performance of the Index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Geographic Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Large- and Mid-Cap Company Risk: Investing primarily in large-cap and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI EAFE Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

SunAmerica Asset Management, LLC (“SAAMCo”) assumed sub-advisory responsibilities on June 16, 2014. Prior to this time, the Fund was sub-advised by PineBridge Investments LLC.

During the periods shown in the bar chart, the highest return for a quarter was 25.37% (quarter ending June 30, 2009) and the lowest return for a quarter was -20.95% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return -3.22%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years		10 Years

Fund	-1.00%	2.5	2%	1.89%
MSCI EAFE Index (net)	-0.81%	3.6	0%	3.03%

FUND SUMMARY: INTERNATIONAL EQUITIES INDEX FUND

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SAAMCo.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Timothy Campion	2014	Senior Vice President and Lead Portfolio Manager
Andrew Sheridan	2014	Senior Vice President and Co-Portfolio Manager
Jane Bayar	2015	Co-Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 16.

FUND SUMMARY: MID CAP INDEX FUND

Investment Objective

The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400® Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.27%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.36%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$37	$116	$202	$456

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is managed to seek to track the performance of the Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

Under normal circumstances, at least 80% of the Fund’s net assets are invested in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Index Risk: In attempting to track the performance of the Index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset

FUND SUMMARY: MID CAP INDEX FUND

classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Mid-Cap Company Risk: Investing primarily in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P MidCap 400® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Effective December 1, 2009, SunAmerica Asset Management, LLC (“SAAMCo”) replaced PineBridge Investments LLC as sub-adviser of the Fund.

During the periods shown in the bar chart, the highest return for a quarter was 20.19% (quarter ending September 30, 2009) and the lowest return for a quarter was -26.30% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was 7.93%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-2.50%	10.34%	7.87%
S&P MidCap 400® Index	-2.18%	10.68%	8.18%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SAAMCo.

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title

Timothy Campion	2012	Lead Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager
Jane Bayar	2015	Co-Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 16.

FUND SUMMARY: NASDAQ-100® INDEX FUND

Investment Objective

The Fund seeks long-term capital growth through investments in the stocks that are included in the Nasdaq-100® Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.56%
Expense Reimbursement(1)	0.03%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.53%

(1)	The Fund’s investment adviser, The Variable Annuity Life Insurance Company, has contractually agreed to reimburse the expenses of the Fund through September 30, 2017, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.53%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e. expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This Expense Limitation Agreement will continue in effect from year to year thereafter unless terminated by the Board of Directors prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$176	$310	$699

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests in stocks that are included in the Index. The Index represents the largest and most active non-financial domestic and international securities listed on The NASDAQ Stock Market, based on market value (capitalization). This includes major industry groups, such as computer hardware and software, telecommunications, retail and wholesale trade and biotechnology.

The sub-adviser invests, under normal circumstances, at least 80% of the Fund’s net assets in companies that are listed in the Index. The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund may also invest in some futures contracts in order to help the Fund’s liquidity and to manage its cash position. If the market value of the futures contracts is close to the Fund’s cash balance, then that helps to minimize the tracking errors, while helping to maintain liquidity. The Fund is a non-diversified fund, which means that it will invest in a smaller number of issuers than a diversified fund.

The Fund may concentrate its investments (invest more than 25% of its total assets) in the technology sector, in the proportion consistent with the industry weightings in the Index.

Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial

FUND SUMMARY: NASDAQ-100® INDEX FUND

institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, causing a wide variation in performance. Earnings disappointments and intense competition for market share can result in sharp declines in the prices of technology stocks.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Index Risk: In attempting to track the performance of the Index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.

Derivatives Risk: The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Non-Diversification Risk: Because the Fund may invest in a smaller number of issuers, its value may be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issues than a fund that invests in a larger number of issuers.

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Nasdaq-100® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

From January 1, 2002 through November 30, 2009, PineBridge Investments LLC (and its predecessors) (“PineBridge”) served as sub-adviser of the Fund. Effective December 1, 2009, SunAmerica Asset Management, LLC (“SAAMCo”) replaced PineBridge as sub-adviser of the Fund.

FUND SUMMARY: NASDAQ-100® INDEX FUND

During the periods shown in the bar chart, the highest return for a quarter was 21.22% (quarter ending March 31, 2012) and the lowest return for a quarter -24.79% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was -3.40%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	9.19%	16.48%	11.26%
Nasdaq-100® Index	9.75%	17.09%	11.82%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SAAMCo.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Timothy Campion	2012	Lead Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager
Jane Bayar	2015	Co-Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 16.

FUND SUMMARY: SMALL CAP INDEX FUND

Investment Objective

The Fund seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000® Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.42%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$43	$135	$235	$530

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is managed to seek to track the performance of the Index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Index Risk: In attempting to track the performance of the Index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or

FUND SUMMARY: SMALL CAP INDEX FUND

specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Equity Securities Risk: The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Small-Cap Company Risk: Investing primarily in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2000® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

From January 1, 2002 through November 30, 2009, PineBridge Investments LLC (and its predecessors) (“PineBridge”) served as sub-adviser of the Fund. Effective December 1, 2009, SunAmerica Asset Management, LLC (“SAAMCo”) replaced PineBridge as sub-adviser of the Fund.

During the periods shown in the bar chart, the highest return for a quarter was 21.42% (quarter ending June 30, 2009) and the lowest return for a -26.83% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was 2.17%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-4.48%	9.03%	6.62%
Russell 2000® Index	-4.41%	9.19%	6.80%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SAAMCo.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Timothy Campion	2012	Lead Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager
Jane Bayar	2015	Co-Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 16.

FUND SUMMARY: STOCK INDEX FUND

Investment Objective

The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500® Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.35%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is managed to seek to track the performance of the Index, which measures the stock performance of 500 large- and mid-cap companies and is often used to indicate the performance of the overall stock market. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Index Risk: In attempting to track the performance of the Index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.

FUND SUMMARY: STOCK INDEX FUND

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large- and Mid-Cap Company Risk: Investing primarily in large-cap and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

From January 1, 2002 through November 30, 2009, PineBridge Investments LLC (and its predecessors) (“PineBridge”) served as sub-adviser of the Fund. Effective December 1, 2009, SunAmerica Asset Management, LLC (“SAAMCo”) replaced PineBridge as sub-adviser of the Fund.

During the periods shown in the bar chart, the highest return for a quarter was 16.52% (quarter ending June 30, 2009) and the lowest return for a -22.03% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was 3.67%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	1.05%	12.19%	6.96%
S&P 500® Index	1.38%	12.57%	7.31%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SAAMCo.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Timothy Campion	2012	Lead Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager
Jane Bayar	2015	Co-Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 16.

IMPORTANT ADDITIONAL INFORMATION

Purchases and Sales of Fund Shares

Shares of the Funds may only be purchased or redeemed through Variable Contracts offered by the separate accounts of The Variable Annuity Life Insurance Company (“VALIC”) or other participating life insurance companies and through qualifying retirement plans (the “Plans”) and IRAs. Shares of the Funds may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Funds do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. The prospectus (or other offering document) for your Variable Contract may contain additional information about purchases and redemptions of the Funds’ shares.

Tax Information

The Funds will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The Funds’ investment objectives, principal investment strategies and principal risks are described in their respective Fund Summaries. Additional information regarding the Funds’ investment strategies and investment risks is provided below.

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Fund’s investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objective.

The principal investment objective and strategies for each of the Funds in this Prospectus are non-fundamental and may be changed by the Board of Directors of VALIC Company I (“VC I”) without investor approval. Investors will be given at least 60 days’ written notice in advance of any change to a Fund’s investment strategy that requires 80% of its net assets to be invested in certain types of securities described in the name of the Fund. References to “net assets” take into account any borrowings for investment purposes by a Fund. Unless stated otherwise, all percentages are calculated as of the time of purchase.

The Funds enter into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, The Variable Annuity Life Insurance Company (“VALIC” or the “Adviser”), who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements and those contractual arrangements cannot be enforced by shareholders.

This Prospectus and the Statement of Additional Information (“SAI”) provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

In addition to the securities and investment techniques described in this Prospectus, there are other securities and investment techniques in which the Funds may invest in limited instances. These other securities and investment techniques are listed in the SAI, which you may obtain free of charge (see back cover).

Global Social Awareness Fund

To find out which companies meet the Fund’s social criteria of avoiding companies that are significantly engaged in the areas listed below, the sub-adviser relies on industry classifications and research service companies.

The Fund does not invest in companies that are significantly engaged in:

•	the manufacture or distribution of civilian firearms, military weapons or weapons delivery systems;
•	the manufacture or distribution of alcoholic beverages or tobacco products;
•	the operation of gambling-related businesses;
•	the production of nuclear energy

The Fund also does not invest in companies that:

•	have a history of poor labor-management relations;
•	engage in businesses or have products that have a severely negative impact on the environment;
•	have significant business operations in countries whose governments pose human rights concerns; operate businesses that have a significantly adverse impact on the communities in which they are located;
•	engage in businesses or have products that have a severely negative impact on their customers, which may include companies that have products that pose safety or health concerns, engage in practices that are anti-competitive or have marketing that is inappropriate or misleading; and
•	have a history of poor business ethics, which may include companies that have incidents of bribery or fraud, or poor governance structure.

Since the Fund’s definition of social criteria is not “fundamental,” VC I’s Board of Directors may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments of public funds.

International Equities Index Fund

Unlike the Fund, the Index is an unmanaged group of securities, so it does not incur operating expenses and other investment overhead. An investor cannot invest directly in an index. Factors that contribute to differences in performance between an index fund and its index are called tracking differences. An index fund seeks to minimize tracking error versus the benchmark.

The tracking difference is reviewed periodically by the sub-adviser. If the Fund does not accurately track the Index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

The Fund may also invest in futures contracts and other derivatives in order to help the Fund’s liquidity and to manage its cash position. If the market value of the futures contracts is close to the Fund’s cash balance, then that helps to minimize the tracking error, while helping tomaintain liquidity. The Fund currently intends to use futures and other derivatives in non-principal amounts.

The Fund is subject to the following additional risk: Derivatives Risk.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Mid Cap Index Fund

Because the companies whose stocks are owned by the Fund are mid-cap companies, they have more potential to grow than large-cap stocks, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the Index avoids the risk of individual stock selection and seeks to provide the return of the mid-cap company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

Unlike the Fund, the Index is an unmanaged group of securities, so it does not incur operating expenses and other investment overhead. An investor cannot invest directly in an index. Factors that contribute to differences in performance between an index fund and its index are called tracking differences. An index fund seeks to minimize tracking error versus the benchmark.

The tracking difference is reviewed periodically by the sub-adviser. If the Fund does not accurately track the Index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

The Fund may invest up to 33  1⁄3% of total assets in futures and options, and up to 20% of net assets in equity securities that are not in the Index, high quality money market securities, and illiquid securities. The Fund currently uses futures to manage its cash position but currently has no intention to invest more than a non-principal amount of total assets in such derivatives.

The Fund is also subject to the following additional risks: Derivatives Risk, Preferred Stock Risk, Convertible Securities Risk, Risks of Investing in Money Market Securities and Liquidity Risk.

Nasdaq-100® Index Fund

Unlike the Fund, the Index is an unmanaged group of securities, so it does not incur operating expenses and other investment overhead. An investor cannot invest directly in an index. Factors that contribute to differences in performance between an index fund and its index are called tracking differences. An index fund seeks to minimize tracking error versus the benchmark.

The tracking difference is reviewed periodically by the sub-adviser. If the Fund does not accurately track the Index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

Small Cap Index Fund

The Fund, which holds a large sampling of the 2,000 stocks in the Russell 2000® Index, seeks to avoid the risks of individual stock selection and to provide the return of the smaller-sized company sector of the market. On average that return has been positive over the years but has also been negative at certain times. There is no assurance that a positive return will occur in the future. Because the companies whose stocks the Fund owns are small, their stock prices may fluctuate more over the short-term, but they have more potential to grow than large- or mid-cap stocks. This means their stock value may offer greater potential for appreciation.

Unlike the Fund, the Index is an unmanaged group of securities, so it does not incur operating expenses and other investment overhead. An investor cannot invest directly in an index. Factors that contribute to differences in performance between an index fund and its index are called tracking differences. An index fund seeks to minimize tracking error versus the benchmark.

The tracking difference is reviewed periodically by the sub-adviser. If the Fund does not accurately track the Index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

The Fund may invest up to 20% in assets that are not part of the Index. These investments will generally consist of common stock, illiquid securities, and high quality money market securities. The Fund may also invest up to 33  1⁄3% in futures and options to manage the Fund’s cash position.

The Fund is also subject to the following additional risks: Derivatives Risk, Liquidity Risk, and Risks of Investing in Money Market Securities.

Stock Index Fund

The Fund seeks to avoid the risk of individual stock selection and to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.

Unlike the Fund, the Index is an unmanaged group of securities, so it does not have to incur operating expenses and other investment overhead. An investor cannot invest directly in an index. Factors that can contribute to differences in performance between an index fund and its index are called tracking differences. An index fund seeks to minimize tracking error versus the benchmark.

The tracking difference is reviewed periodically by the sub-adviser. If the Fund does not accurately track the Index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The Fund may invest up to 20% in assets that are not in the Index, including common stock and high quality money market securities. The Fund may also invest up to 33 1⁄3% in futures and options to manage its cash position.

The Fund is subject to the following additional risks: Risks of Investing in Money Market Securities and Derivatives Risk.

INVESTMENT GLOSSARY

Investment Terms

Each Fund’s objective, investment strategy and risks are described above. More detail on the Funds’ investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy.

American Depositary Receipts (“ADRs”)

ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

Asset-Backed Securities

Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Derivatives

Unlike stocks and bonds that represent actual ownership of a stock or bond, derivatives are instruments that “derive” their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect (“hedge”) against a change in the price of the underlying security. There are some investors who take higher risk (“speculate”) and buy derivatives to profit from a change in price of the underlying security. The Funds may purchase derivatives to hedge their investment portfolios and to earn additional income in order to help achieve their objectives. Generally, the Funds do not buy derivatives to speculate. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund’s initial investment in such contracts.

Diversification

Each Fund’s diversification policy limits the amount that the Fund may invest in certain securities. Each Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the 1940 Act. Except for the Nasdaq-100® Index Fund, each of the Funds is diversified under the 1940 Act. All of the Funds are expected to satisfy the Code’s diversification requirements.

Equity Securities

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

•	Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.
•	Preferred stock — Each share of preferred stock usually allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.
•	Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

Market cap ranges.  Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in which the Funds invest, and the indexes described below, change over time. A Fund will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Funds, except as noted in a Fund Summary or in the section entitled Additional Information About the Funds’ Objectives, Investment Strategies and Risks:

•	Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of May 27, 2016, the market capitalization range of the companies in the Russell 1000® Index was approximately $1.9 billion to $549.6 billion.

•	Mid-Cap companies will generally include companies whose market capitalizations range

INVESTMENT GLOSSARY

from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of May 27, 2016, the market capitalization range of the companies in the Russell Midcap® Index was approximately $1.9 billion to $26.2 billion.

•	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of May 27, 2016, the market capitalization range of the companies in the Russell 2000® Index was approximately $133 million to $3.8 billion.

Exchange-Traded Funds (“ETFs”)

These are a type of investment company fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

Firm Commitment

A firm commitment is a buy order for delayed delivery in which a Fund agrees to purchase a security from a seller at a future date, stated price, and fixed yield. The agreement binds the seller as to delivery and binds the purchaser as to acceptance of delivery.

Fixed Income Securities

Fixed income securities include a broad array of short-, medium- and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed by the federal government to pay interest and principal. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Investment grade bonds are bonds that are rated at least BBB by Standard & Poor’s Ratings Services (“S&P®”), Baa by Moody’s Investor Services, Inc. (“Moody’s”) or the equivalent thereof by another rating organization or, if unrated, are determined by the sub-adviser to be of comparable quality at the time of purchase. The Statement of Additional Information has more detail about ratings.

Bonds that are rated Baa by Moody’s or BBB by S&P® have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody’s or BBB– by S&P® (commonly referred to as high yield, high risk or junk bonds) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and

INVESTMENT GLOSSARY

their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury; however, they involve federal sponsorship. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-backed fixed income securities see “Mortgage-Backed Securities” below.

Recent market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the value of many types of debt securities has been reduced, including, but not limited to, asset-backed securities. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities, or to predict the duration of these market events. Mortgage-backed securities have been especially affected by these events. Some financial institutions may have large (but still undisclosed) exposures to such securities, which could have a negative effect on the broader economy. Securities in which a Fund invests may become less liquid in response to market developments or adverse investor perceptions. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if a Fund is forced to sell such investments to meet redemptions or for other cash needs, such Fund may suffer a loss.

Foreign Currency

Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund or for hedging purposes.

Foreign Securities

Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs. There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Hybrid Instruments

Hybrid instruments, such as indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a participatory note, which is issued by banks or broker-dealers and is designed to offer a return linked to a particular underlying equity, debt, currency or market.

Illiquid Securities

An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities. A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund’s sub-adviser to be illiquid solely by reason of being restricted. Instead, the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Board of Directors. If the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund’s limitation on illiquid securities.

Lending Portfolio Securities

Each Fund may make secured loans of its portfolio securities for purposes of realizing additional income. No lending may be made with any companies affiliated with VALIC. The Funds will only make loans to broker-dealers and other financial institutions deemed by State Street Bank and Trust Company (the “securities lending agent”) to be creditworthy. The securities lending agent also holds the cash and the portfolio securities of VC I. Each loan of portfolio securities will be continuously secured by collateral in an amount at least equal to the market value of the

INVESTMENT GLOSSARY

securities loaned. Such collateral will be cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. Such events may also trigger adverse tax consequences for the Fund. To the extent that either the value of the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Engaging in securities lending could also have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

Loan Assignments

Loan assignments are purchased from a lender and typically result in the purchaser succeeding to all rights and obligations under the loan agreement between the assigning lender and the borrower. However, loan assignments may be arranged through private negotiations, and the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the assigning lender.

Loan Participations

Loan participations are interests in loans acquired from a lender or from other owners of loan participations (a “Participant”). In either case, the purchaser does not establish any direct contractual relationship with the borrower. The purchaser of a loan participation is required to rely on the lender or the Participant that sold the loan participation not only for the enforcement of its rights under the loan agreement against the borrower but also for the receipt and processing of payments due under the loan. Therefore, the owner of a loan participation is subject to the credit risk of both the borrower and a lender or Participant.

Money Market Securities

All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is a high quality, short-term debt obligation that is eligible for inclusion in money market fund portfolios in accordance with Rule 2a-7 under the 1940 Act.

These high quality money market securities include:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
•	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
•	Commercial paper sold by corporations and finance companies.
•	Corporate debt obligations with remaining maturities of 13 months or less.
•	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.

Mortgage-Backed Securities

Mortgage-backed securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities represent interests in “pools” of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association (“GNMA”)) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage-backed securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-backed instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability

INVESTMENT GLOSSARY

of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities. Mortgage-Backed Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

Repurchase Agreements

A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this Prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

Reverse Repurchase Agreements, Dollar Rolls and Borrowings

A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as any interest earned on the proceeds of the securities sold.

If a Fund’s positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Fund’s limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See “Investment Restrictions” in the Statement of Additional Information for a complete listing of each Fund’s investment restrictions.

Special Situations

A special situation arises when, in the opinion of the adviser or sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Swap Agreements

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. Forms of swap agreements include credit default swaps, equity swaps, interest rate swaps, floors, and collars, and fixed income total return swaps.

Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. Compared to actually owning the stock, in this case you do not have to pay anything up front, but you do not have any voting or other rights that stockholders do have. Interest rate swaps are the most common type of swap. The parties typically exchange fixed rate payments against floating rate payments. A fixed income total return swap is a swap, where one party pays the total return of an asset, and the other party makes periodic interest payments. The total return is the capital gain or loss, plus any interest or dividend payments. The parties have exposure to the return of the underlying asset without having to hold the underlying assets.

Temporary Defensive Investment Strategy

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

When-Issued Securities, Delayed Delivery and Forward Commitment Transactions

The Funds may purchase or sell when-issued securities that have been authorized but not yet issued in the market. In addition, a Fund may purchase or sell securities on a

INVESTMENT GLOSSARY

forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The Funds may engage in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a when-issued or forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date.

Investment Risks

Active Trading Risk

A strategy used whereby a Fund may engage in frequent trading of portfolio securities in an effort to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, each Fund’s portfolio turnover rate is provided for each of the last five years.

Convertible Securities Risk

The values of the convertible securities in which a Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. At times a convertible security may be more susceptible to fixed income security related risks, while at other times such a security may be more susceptible to equity security related risks. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to a Fund.

Cyber Security Risk

Intentional cybersecurity breaches include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, the Advisor, a sub-adviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which a Fund invests, and thereby cause a Fund’s investments to lose value.

Derivatives Risk

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can significantly increase a Fund’s exposure to market and credit risk. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with the underlying instruments or the Fund’s other investments. A small investment in derivatives can have a potentially large impact on a Fund’s performance. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.

Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. Leveraging also may expose a Fund to losses in excess of the amount invested. Due to their complexity, derivatives may not perform as intended. As a result, a Fund may not realize the anticipated benefits from a derivative it holds or it may realize losses. A Fund may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. A Fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

Derivatives are often used to hedge against positions in a Fund. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Fund’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

INVESTMENT GLOSSARY

Writing call options on securities that a Fund owns exposes it to the risk that it will have to sell those securities at a price below their market value and forgo the benefit otherwise available from an increase in the value of the securities. Writing put options exposes a Fund to the risk that it will have to purchase securities at a price above their market value and can increase Fund losses if the value of the securities declines. Losses associated with these risks can exceed any premium income received by a Fund for writing options.

The applicable Funds are subject to legal requirements applicable to all mutual funds that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, the Funds must set aside liquid assets (referred to sometimes as “asset segregation”), or engage in other measures, while the derivatives instruments are held. Generally, under current law, the Funds must set aside liquid assets equal to the full notional value for derivative contracts that are not contractually required to “cash-settle.” For derivative contracts that are contractually required to cash-settle, the Funds only need to set aside liquid assets in an amount equal to the Funds’ daily marked-to-market net obligation rather than the contract’s full notional value. The Funds reserve the right to alter its asset segregation policies in the future to comply with changes in the law or interpretations thereunder.

Recent legislation calls for a new regulatory framework for the derivatives markets. The extent and impact of new regulations are not yet known and may not be known for some time. New regulations may make the use of derivatives by funds more costly, may limit the availability of certain types of derivatives, and may otherwise adversely affect the value or performance of derivatives used by a Fund. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Funds. If the proposed rule takes effect, it could limit the ability of the Funds to invest in derivatives.

Equity Securities Risk

A Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk

Investment in foreign securities involves risks in addition to those associated with investments in domestic securities due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for

U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than markets of developed countries. A Fund investing in foreign securities may also be subject to the following risks:

•	Currency Risk. Because a Fund’s foreign investments are generally held in foreign currencies, a Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

•	Foreign Sovereign Debt Risk. To the extent a Fund invests in foreign sovereign debt securities, it may be subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Geographic Risk

If a Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Index Risk

Certain Funds are managed to track an index, which will result in a Fund’s performance being closely tied to the performance of the index. As a result, such a Fund generally will not sell securities in its portfolio and buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, you may suffer losses that you would not experience with an actively managed mutual fund. In addition, a Fund’s returns may deviate from those of the index it seeks to track as a result of, among other factors, fund operating expenses, transaction costs and delays in investing cash.

Large-Cap Company Risk

Large-cap companies tend to go in and out of favor based on market and economic conditions and tend to be less

INVESTMENT GLOSSARY

volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Liquidity Risk

When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a Fund’s share price may fall dramatically. Moreover, a Fund may have to hold such securities longer than it would like and may have to forego other investment opportunities. The inability of a Fund to dispose of securities promptly or at a reasonable price could impair a Fund’s ability to raise cash for redemptions or other purposes.

Market Risk

A Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, a sub-adviser’s assessment of companies held in a Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like markets generally, the investment performance of a Fund will fluctuate, so an investor may lose money over short or even long periods.

Mid-Cap Company Risk

The risk that mid-cap companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times. Investing in mid-cap companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies.

Non-Diversification Risk

A Fund that is considered a non-diversified investment company may invest a larger portion of its assets in the stock of a single company than a diversified investment company, and thus can invest in a smaller number of securities. As a result, such a Fund’s value will be affected to a greater extent by the performance of any one company than would be a diversified investment company.

Preferred Stock Risk

Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred shareholders typically do not have voting rights.

Risks of Investing in Money Market Securities

An investment in a Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Sector Risk

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because a Fund may allocate relatively more assets to certain sectors than others, a Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by such a Fund.

At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making such a Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Fund’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a fund that invests more broadly.

Securities Lending Risk

Engaging in securities lending could increase the market and credit risk for Fund investments. A Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or a Fund’s investments of the cash collateral falls below the amount owed to a borrower, such a Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another

INVESTMENT GLOSSARY

risk of securities lending is the risk that the loaned portfolio securities may not be available to a Fund on a timely basis and a Fund may therefore lose the opportunity to sell the securities at a desirable price.

Small-Cap Company Risk

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that a Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before a Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Social Criteria Risk

If a company stops meeting the Fund’s social criteria after the Fund acquires it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer meet the social criteria, the

Fund will sell these investments even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds having no such criteria.

Technology Sector Risk

Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products and services that at first appear promising may not prove to be commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Risks associated with technology stocks include, but are not limited to, the risks of short production cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility, limited operating histories and management experience and patent and other intellectual property considerations.

Warrant Risk

A warrant entitles the holder to purchase a specified amount of securities at a pre-determined price. Warrants may not track the value of the securities the holder is entitled to purchase and may expire worthless if the market price of the securities is below the exercise price of the warrant.

About the Indices

Unlike mutual funds, the indices do not incur expenses. If expenses were deducted, the actual returns of the indices would be lower.

The MSCI EAFE Index (Europe, Australasia, Far East) (net)* is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI World Index (net)* is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The Nasdaq-100® Index includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

INVESTMENT GLOSSARY

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

* The net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Additional Information about the Nasdaq-100® Index. The Nasdaq-100® Index Fund is not sponsored, endorsed, sold or promoted by the Nasdaq Stock Market Inc. (including its affiliates) (Nasdaq®, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100® Index to track general stock market performance. The Corporations’ only relationship to the VC I (Licensee) is the licensing of the Nasdaq-100®, Nasdaq-100® Index, and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100® Index which is determined, composed and calculated by Nasdaq® without regard to Licensee or the Fund. Nasdaq® has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100® Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100® Index or any data included herein. The Corporations make no warranty,

express or implied, as to results to be obtained by Licensee, owners of the Fund, or any other person or entity from the use of the Nasdaq-100® Index or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100® Index or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

Additional Information About the Russell 2000® Index. The Russell 2000® Index is a trademark/service mark of the Frank Russell Trust Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Additional Information About the S&P Indexes. “Standard & Poor’s®,” “S&P®,” “S&P 500®” and “S&P MidCap 400®” are trademarks of S&P. The Mid Cap Index Fund and Stock Index Fund are not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in such Funds.

ACCOUNT INFORMATION

VC I Shares

VC I is an open-end management investment company and may offer shares of the Funds for sale at any time. However, VC I offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the “Plans”) and IRAs.

Buying and Selling Shares

As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Funds that make up VC I. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Funds in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Funds, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund.

For certain investors, there may be rules or procedures regarding the following:

•	any minimum initial investment amount and/or limitations on periodic investments;
•	how to purchase, redeem or exchange your interest in the Funds;
•	how to obtain information about your account, including account statements; and
•	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement. None of the Funds currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, VC I reserves the right to refuse to sell shares of any Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary, or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund. Although VC I normally redeems Fund shares for cash, VC I has the right to pay separate account assets other than cash (“redemption-in-kind”) for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less.

Execution of requests. VC I is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next net asset value (“NAV”) to be calculated after the request is accepted by VC I. If the order is received by VC I, or the insurance company as its authorized agent, before VC I’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

Normally, VC I redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of the Fund’s assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of VC I’s shareholders. For these purposes, the SEC determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Frequent or Short-term Trading

The Funds, which are offered only through Contracts, Plans or IRAs, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Directors has adopted policies and procedures with respect to market timing activity as discussed below. VC I believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

To the extent a Fund invests significantly in foreign securities and/or high yield fixed income securities (often referred to as “junk bonds”), it may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may also occur because of time zone differences between the foreign markets on which a Fund’s international portfolio securities trade and the time

ACCOUNT INFORMATION

as of which the Fund’s net asset value is calculated. Market timing in Funds investing significantly in junk bonds may occur if market prices are not readily available for a Fund’s junk bond holdings. Market timers might try to purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Fund. One of the objectives of VC I’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “How Shares are Valued”).

Shares of the Funds are generally held through insurance company separate accounts, Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of VC I to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of Financial Intermediaries’ omnibus accounts. VC I’s policy is that the Funds will rely on the Financial Intermediaries to monitor market timing within a Fund to the extent that VC I believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interest of a Fund.

There is no guarantee that VC I will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC I detects it, if market timing occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC I becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. VC I has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. VC I reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from a Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial Intermediary, that VC I determines not to be in the best interest of the Funds. Such rejections, restrictions or refusals will be applied uniformly without exception.

You should review your Contract prospectus, Plan document or custodial agreement for more information regarding market timing, including any restrictions, limitations or fees that may be charged on trades made through a Contract, Plan or IRA. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by VC I.

Selective Disclosure of Portfolio Holdings

VC I’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Statement of Additional Information.

How Shares are Valued

The NAV for a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Fund by the number of outstanding shares. The NAV for each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Board of Directors, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Investments in registered investment companies that do not trade on an exchange are valued at the end of the day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and a Fund may determine that certain closing prices do not reflect the fair value of a security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the

ACCOUNT INFORMATION

Fund is open. For foreign equity securities and foreign equity futures contracts a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Funds are not open to purchases or redemptions. For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

Dividends and Capital Gains

Dividends from Net Investment Income

For each Fund, dividends from net investment income are declared and paid annually. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund.

Distributions from Capital Gains

When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

Tax Consequences

As the owner of a Contract, a participant under your employer’s Contract or Plan or as an IRA account owner, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus, Plan document, custodial agreement or your tax professional for further information concerning the federal income tax consequences to you of investing in the Funds.

The Funds will annually designate certain amounts of their dividends paid as eligible for the dividend received deduction. If the Funds incur foreign taxes, they will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Funds. The benefits to VALIC will not be passed to you or the Funds.

MANAGEMENT

Investment Adviser

VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for each of the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC I. As investment adviser, VALIC oversees the day-to-day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs an investment sub-adviser who makes investment decisions for the Funds.

The investment advisory agreement between VALIC and VC I provides for VC I to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC I include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the “Investment Adviser” section in the Statement of Additional Information.

Investment Sub-Adviser

VALIC works with an investment sub-adviser for the Funds. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser’s role is to make investment decisions for the Funds according to each Fund’s investment objective and restrictions. VALIC compensates the sub-adviser out of the fees it receives from the Funds.

According to the agreements VALIC has with the sub-adviser to the Funds, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-adviser the authority to buy and sell securities for the Funds. However, VALIC retains the responsibility for the overall management of the Funds. The sub-adviser may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that it selects. The sub-adviser may place orders to buy and sell securities of the Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC I has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser’s affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. VC I and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser’s affiliate to effect these types of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser’s affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-adviser may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting the sub-adviser, the Board of Directors carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Funds by the sub-adviser; (ii) the distinct investment objective and policies of the Funds; (iii) the history, reputation, qualification and background of the sub-adviser’s personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Board of Directors also reviewed the fees to be paid by VALIC to the sub-adviser. The sub-advisory fees are not paid by the Funds. A discussion of the basis for the Board of Directors’ approval of the sub-advisory agreements is available in VC I’s most recent semi-annual report for the period ended November 30. For information on obtaining an annual or semi-annual report to shareholders, see the section “Interested in Learning More.”

VC I relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new unaffiliated sub-advisers or replace an existing sub-adviser with an unaffiliated sub-adviser without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, VC I will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers’ compliance with the relevant Fund’s investment objective, policies and restrictions.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Funds that they serve as portfolio manager, and the structure and method used by the sub-adviser to determine their compensation.

MANAGEMENT

SunAmerica Asset Management, LLC (“SAAMCo”)

Harborside Financial Center, 3200 Plaza 5

Jersey City, New Jersey 07311

SAAMCo is organized as a Delaware limited liability company and is an indirect, wholly-owned subsidiary of AIG. SAAMCo’s primary focus has been on the management, in either an advisory or sub-advisory capacity, of registered investment companies . As of June 30, 2016, SAAMCo managed, advised, and/or administered more than $77.4 billion in assets.

The Global Social Awareness Fund is managed by a team consisting of Timothy Campion, Kara Murphy, CFA, and Jane Bayar, with Mr. Campion serving as team leader. Ms. Murphy is the Chief Investment Officer of SAAMCo. Previously, Ms. Murphy was the Director of Research and a senior research analyst covering the financial sector. Before joining SAAMCo, Ms. Murphy held research positions at Chilton Investment Company and Morgan Stanley Investment Management. Her investment experience dates from 2000. Ms. Bayar joined SAAMCo in 2004 and is a Portfolio Manager in the Investment Department. Prior to her current role, she served as an investment analyst for both equity and fixed income portfolios. Ms. Bayar received her B.A. from Baruch College and her M.B.A. from Rutgers School of Business. Her investment experience dates from 2004. Mr. Campion is a Vice President, Portfolio Manager and Quantitative Analyst at SAAMCo. He is responsible for the management and trading of a wide variety of domestic equity index funds. Mr. Campion joined SAAMCo in 2012. Prior to joining SAAMCo, he was Vice President and Portfolio Manager at PineBridge Investments LLC since 1999.

The International Equities Index Fund, Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund and Stock Index Fund are managed by a team consisting of Timothy Campion, Andrew Sheridan, and Jane Bayar. Mr. Sheridan, Vice President, Portfolio Manager and Senior Research Analyst, joined SAAMCo in 2003. In addition to his portfolio management responsibilities, Mr. Sheridan is a member of the SAAMCo research team, covering the technology industry. Please see above for the biographies of Mr. Campion and Ms. Bayar.

How VALIC is Paid for its Services

Each Fund pays VALIC a monthly fee based on a percentage of average monthly net assets.

A discussion of the basis for the Board of Directors’ approval of the investment advisory agreements is available in VC I’s most recent semi-annual report for the period ended November 30. For information on obtaining an annual or semi-annual report to shareholders, see the section “Interested in Learning More.” Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2016.

Fund Name	Advisory Fee Paid (as a percentage of average daily net assets)

Global Social Awareness Fund	0.50%
International Equities Index Fund	0.30%
Mid Cap Index Fund	0.27%
Nasdaq-100® Index Fund	0.40%
Small Cap Index Fund	0.30%
Stock Index Fund	0.25%

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has contractually agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Annual Fund Operating Expenses in such Fund’s Summary.

Additional Information about Fund Expenses

Acquired Fund Fees and Expenses.  “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by a Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles. The fees and expenses will vary based on the Fund’s allocation of assets to, and the annualized expenses of, the particular acquired fund.

These fees and expenses are shown as a separate item in the Fund’s Annual Fund Operating Expenses Table in each Fund Summary if such fees were greater than 0.01%. For the International Equities Index Fund, the Acquired Fund Fees and Expenses were equal to 0.01% and are included in “Other Expenses” included in the Annual Fund Operating Expenses Table.

Expense Limitations.  VALIC has contractually agreed to reimburse the expenses of certain Funds through September 30, 2017, so that certain Funds’ Total Annual Fund Operation Expenses do not exceed the limits set forth in the agreement. For the purposes of the waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Funds’ business. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years, or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2012 through 2016 have been audited by

PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of VC I, whose report, along with the Funds’ financial statements, is included in the VC I annual report to shareholders which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

	Global Social Awareness Fund					International Equities Index Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$22.11	$21.00	$17.38	$13.72	$15.79	$7.13	$7.44	$6.47	$5.22	$6.84

Income (loss) from investment operations:
Net investment income (loss)(d)	0.34	0.35	0.42	0.33	0.29	0.16	0.19	0.23	0.17	0.16
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.02)	1.20	3.49	3.61	(2.06)	(0.89)	(0.25)	0.92	1.25	(1.60)

Total income (loss) from investment operations	(0.68)	1.55	3.91	3.94	(1.77)	(0.73)	(0.06)	1.15	1.42	(1.44)

Distributions from:
Net investment income	(0.42)	(0.44)	(0.29)	(0.28)	(0.30)	(0.18)	(0.25)	(0.18)	(0.17)	(0.18)
Net realized gain on securities	–	–	–	–	–	–	–	–	–	–

Total distributions	(0.42)	(0.44)	(0.29)	(0.28)	(0.30)	(0.18)	(0.25)	(0.18)	(0.17)	(0.18)

Net asset value at end of period	$21.01	$22.11	$21.00	$17.38	$13.72	$6.22	$7.13	$7.44	$6.47	$5.22

TOTAL RETURN(a)	(2.83)%	7.45%	22.60%	28.99%	(11.20)%	(9.99)%	(0.57)%	17.90%	27.39%	(21.18)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.63%	0.62%	0.64%	0.68%	0.68%	0.43%	0.44%	0.46%	0.53%	0.52%
Ratio of expenses to average net assets(c)	0.63%	0.62%	0.64%	0.68%	0.68%	0.43%	0.44%	0.46%	0.53%	0.52%
Ratio of expense reductions to average net assets	–	–	0.00%	0.00%	0.01%	–	–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	1.65%	1.63%	2.18%	2.07%	1.98%	2.52%	2.62%	3.27%	2.85%	2.78%
Ratio of net investment income (loss) to average net assets(c)	1.65%	1.63%	2.18%	2.07%	1.98%	2.52%	2.62%	3.27%	2.85%	2.78%
Portfolio turnover rate	0%	88%	99%	101%	102%	4%	40%	60%	51%	99%
Number of shares outstanding at end of period (000’s)	17,949	19,139	20,949	17,295	17,590	159,381	151,718	157,825	154,632	132,279
Net assets at end of period (000’s)	$377,114	$423,242	$439,972	$300,545	$241,281	$991,380	$1,081,174	$1,174,840	$1,000,950	$689,840

(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

  FINANCIAL HIGHLIGHTS

	Mid Cap Index Fund					Nasdaq-100® Index Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$28.52	$27.24	$24.44	$19.74	$22.71	$10.36	$8.71	$6.98	$6.03	$6.45

Income (loss) from investment operations:
Net investment income (loss)(d)	0.32	0.32	0.28	0.29	0.21	0.08	0.07	0.10	0.07	0.04
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.06)	2.86	3.99	5.38	(1.74)	(0.02)	1.79	1.74	1.06	0.31

Total income (loss) from investment operations	(0.74)	3.18	4.27	5.67	(1.53)	0.06	1.86	1.84	1.13	0.35

Distributions from:
Net investment income	(0.34)	(0.29)	(0.31)	(0.22)	(0.26)	(0.07)	(0.09)	(0.07)	(0.03)	(0.02)
Net realized gain on securities	(2.57)	(1.61)	(1.16)	(0.75)	(1.18)	(0.43)	(0.12)	(0.04)	(0.15)	(0.75)

Total distributions	(2.91)	(1.90)	(1.47)	(0.97)	(1.44)	(0.50)	(0.21)	(0.11)	(0.18)	(0.77)

Net asset value at end of period	$24.87	$28.52	$27.24	$24.44	$19.74	$9.92	$10.36	$8.71	$6.98	$6.03

TOTAL RETURN(a)	(0.69)%	11.92%	17.69%	29.61%	(6.38)%	1.18%	21.42%	26.44%	19.16%	6.91%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.36%	0.36%	0.36%	0.38%	0.38%	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of expenses to average net assets(c)	0.36%	0.36%	0.36%	0.38%	0.38%	0.56%	0.54%	0.57%	0.57%	0.59%
Ratio of expense reductions to average net assets	–	–	–	–	–	–	–	0.00%	–	–
Ratio of net investment income (loss) to average net assets(b)	1.23%	1.15%	1.06%	1.33%	1.02%	0.80%	0.72%	1.28%	1.06%	0.59%
Ratio of net investment income (loss) to average net assets(c)	1.23%	1.15%	1.06%	1.33%	1.02%	0.78%	0.71%	1.25%	1.02%	0.52%
Portfolio turnover rate	15%	13%	11%	8%	11%	8%	7%	8%	5%	12%
Number of shares outstanding at end of period (000’s)	119,786	116,969	116,691	119,703	122,335	32,164	31,854	29,275	29,011	27,028
Net assets at end of period (000’s)	$2,979,477	$3,335,644	$3,179,031	$2,925,308	$2,415,464	$319,222	$330,077	$255,120	$202,595	$162,983

(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

  FINANCIAL HIGHLIGHTS

	Small Cap Index Fund					Stock Index Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$21.23	$20.40	$18.13	$14.03	$15.60	$36.60	$34.65	$30.07	$24.50	$26.71

Income (loss) from investment operations:
Net investment income (loss)(d)	0.24	0.24	0.21	0.24	0.18	0.63	0.62	0.55	0.53	0.45
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.86)	1.99	2.80	4.06	(1.61)	(0.59)	3.29	5.38	5.91	(0.76)

Total income (loss) from investment operations	(1.62)	2.23	3.01	4.30	(1.43)	0.04	3.91	5.93	6.44	(0.31)

Distributions from:
Net investment income	(0.25)	(0.23)	(0.26)	(0.20)	(0.14)	(0.89)	(0.60)	(0.56)	(0.46)	(0.46)
Net realized gain on securities	(1.45)	(1.17)	(0.48)	–	–	(2.61)	(1.36)	(0.79)	(0.41)	(1.44)

Total distributions	(1.70)	(1.40)	(0.74)	(0.20)	(0.14)	(3.50)	(1.96)	(1.35)	(0.87)	(1.90)

Net asset value at end of period	$17.91	$21.23	$20.40	$18.13	$14.03	$33.14	$36.60	$34.65	$30.07	$24.50

TOTAL RETURN(a)	(6.05)%	11.23%	16.64%	30.91%	(9.13)%	1.38%	11.41%	20.01%	26.86%	(0.76)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.42%	0.40%	0.40%	0.44%	0.44%	0.35%	0.34%	0.35%	0.36%	0.37%
Ratio of expenses to average net assets(c)	0.42%	0.40%	0.40%	0.44%	0.44%	0.35%	0.34%	0.35%	0.36%	0.37%
Ratio of expense reductions to average net assets	–	–	–	–	–	–	–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	1.26%	1.15%	1.03%	1.51%	1.26%	1.83%	1.68%	1.71%	1.94%	1.83%
Ratio of net investment income (loss) to average net assets(c)	1.26%	1.15%	1.03%	1.51%	1.26%	1.83%	1.68%	1.71%	1.94%	1.83%
Portfolio turnover rate	13%	14%	13%	12%	14%	3%	3%	4%	3%	3%
Number of shares outstanding at end of period (000’s)	55,029	52,734	54,260	54,297	57,427	124,483	123,499	129,109	132,191	138,507
Net assets at end of period (000’s)	$985,833	$1,119,463	$1,106,865	$984,357	$805,784	$4,125,329	$4,519,626	$4,473,003	$3,974,531	$3,393,666

(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursements, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

INTERESTED IN LEARNING MORE?

The Statement of Additional Information (SAI) incorporated by reference into this prospectus contains additional information about VC I’s operations.

Further information about the Funds’ investments is available in VC I’s annual and semi-annual reports to shareholders. VC I’s annual report discusses market conditions and investment strategies that significantly affected the Funds’ performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about VC I. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648. VC I’s prospectus, SAI, and shareholder reports are available online at www.valic.com/Prospectuses-Reports_3240_424368.html.

The Securities and Exchange Commission (SEC) maintains copies of these documents, which are available on the EDGAR Database on the SEC’s web site at www.sec.gov. If you wish to review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, DC 20549-6009; or call the SEC at 202-551-8090. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov. A duplicating fee will be assessed for all copies provided by the SEC.

Investment Company Act filing number 811-03738